                                                                   Exhibit 99.15

                     FIRST AMENDMENT TO LEASEHOLD MORTGAGE,
                   SECURITY AGREEMENT, FINANCING STATEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS

         THIS FIRST AMENDMENT TO LEASEHOLD MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Amendment") is
                                                              ---------
dated as of May 16, 2002 and is by and between APW NORTH AMERICA INC., a Delaware corporation, as Mortgagor (the "Mortgagor"), and BANK OF AMERICA, N.A.,
                                         ---------
a national banking association ("Bank of America"), in its capacity as
                                 ---------------
Post-Petition Agent for the financial institutions as are, or may from time to time become, parties to the Post-Petition Credit Agreement (as such terms are hereinafter defined) and in its capacity as Administrative Agent for the financial institutions as are, or may from time to time become, parties to the Credit Agreement (as such term is hereinafter defined).

                                    RECITALS:

         A.  Contemporaneously herewith, APW Ltd. (the "Company"), various
                                                        -------
financial institutions (the "Lenders") and Bank of America, as the post-
                              -------
petition agent and U.S. collateral agent (in such capacities, the "Post-Petition
                                                                   -------------
Agent", are entering into a Post-Petition Multicurrency Superpriority Credit
-----
Agreement (the "Post-Petition Credit Agreement").
                ------------------------------

         B.  The Company, various financial institutions (the "Banks") and Bank
                                                               -----
of America, as administrative agent, have previously entered into an Amended and Restated Multicurrency Credit Agreement dated as of May 15, 2001 (as amended, the "Credit Agreement").
     ----------------

         C. The Lenders have required as a condition to making the extensions of credit provided for in the Post-Petition Credit Agreement that the Mortgagor become a party to the Guaranty, dated May 16, 2002 (the "Post-Petition
                                                         -------------
Guaranty") wherein Mortgagor guaranties the obligations of the Company under the
--------
Post-Petition Credit Agreement.

         D. The Mortgagor has executed and delivered to secure its obligations to Bank of America , in its capacity as administrative agent under the Credit Agreement, a Leasehold Mortgage, Security Agreement, Financing Statement and Assignment of Leases and Rents (as such term is defined in the Credit Agreement) (the "Original Mortgage") in favor of First American Title Insurance Company,
      -----------------
which shall hereafter secure the Mortgagor's obligations with respect to both the Post-Petition Credit Agreement and the Credit Agreement. The Original Mortgage relates to real property legally described on Exhibit A hereto (the
                                                       ---------
"Mortgaged Property"). The Original Mortgage was recorded in the real property
 ------------------
records of the county in which the Mortgaged Property is situated, and recording information for the Original Mortgage is set forth on Exhibit B hereto.
                                                      ---------

         E. In connection with the execution of Post-Petition Credit Agreement, and as a requirement to the effectiveness thereof, the Company, the Mortgagor and other Subsidiaries of the Company have executed and delivered a Reaffirmation of Guaranties (the "Reaffirmation") to
                                  -------------
confirm the effectiveness of each individual guaranty (the "Original
                                                            --------
Guaranties") executed by the Mortgagor as required in connection with the Credit
----------
Agreement and the Post-Petition Guaranty and various other loan documents and that the Original Mortgage as amended hereby relates to the obligations of the Company under both the Credit Agreement and the Post-Petition Credit Agreement. As a further condition to the effectiveness of the Post-Petition Credit Agreement, the Lenders have required that the Mortgagor execute and deliver this Amendment.

                                   AGREEMENTS

          NOW, THEREFORE, in consideration of the mutual agreement contained herein, the Original Mortgage is amended, and the parties hereto agree, as follows:

          1. Recital. The Recitals of the Original Mortgage are hereby amended
             -------
to incorporate the Recitals of this Amendment.


          2. Guaranty. The term "Guaranty", as used in the Original Mortgage, is
             --------            --------
hereby amended to mean the Original Guaranties as confirmed by the Reaffirmation and the Post-Petition Guaranty.

          3. Banks. Except as the context may otherwise require, as determined
             -----
in the reasonable discretion of the Post-Petition Agent, the term "Banks" is
                                                                   -----
hereby amended to mean the Banks (as such term is defined in the Credit Agreement) and the Lenders (as such term is defined in the Post-Petition Credit Agreement).

          4. The Credit Agreement. The term "Credit Agreement," as used in the
             --------------------
Original Mortgage, is hereby amended to mean both the Credit Agreement and the Post-Petition Credit Agreement, as the same may be amended, modified, replaced or substituted from time to time. Any other term (including, without limitation, "Obligations" or "Loan Documents") used in the Original Mortgage as amended hereby that is defined by reference to the "Credit Agreement" shall be deemed defined by reference to the Post-Petition Credit Agreement.

          5. Other Defined Terms. Other capitalized terms used in this Amendment
             -------------------
and not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Mortgage, or if not defined therein, the respective meanings given in the Post-Petition Credit Agreement. In the event of any inconsistency in defined terms between the Credit Agreement, the Post-Petition Credit Agreement, the Mortgage or the other Loan Documents shall be resolved by the Post-Petition Agent in its reasonable discretion.

          6. Lien Priority. Nothing contained herein shall in any manner affect
             -------------
or impair the priority of the lien of the Original Mortgage as to the indebtedness secured thereby prior to giving effect to this Amendment, nor affect any other security held by the Post-Petition Agent on behalf of the Banks to secure repayment or performance of the obligations referred to therein, nor constitute a novation of the Original Mortgage or the obligations secured thereby.

          7.  Intercreditor Agreement. Any proceeds of the Mortgaged Property
              -----------------------
shall be applied by the Post-Petition Agent to payment of expenses, including reasonable attorneys' fees and legal expenses, and thereafter to the payment of any and all Liabilities in such order of application as required by that certain Intercreditor Agreement (the "Intercreditor Agreement"), as defined for purposes
                              -----------------------
of the Post-Petition Credit Agreement, as the Intercreditor Agreement may be amended, modified, replaced or substituted from time to time.

          8.  Reaffirmation. The Mortgagor hereby repeats, reaffirms and remakes
              -------------
all representations, warranties, covenants and agreements contained in the Original Mortgage as of the date of this Amendment.

          9.  Representations. The Mortgagor represents and warrants that (i) no
              ---------------
default or event of default currently exists under the Original Mortgage as amended hereby or any of the other Loan Documents; and (ii) no condition exists which with the giving of notice or the passage of time, or both, would result in such a default or event of default, except as may arise as a result of the commencement of a Chapter 11 proceeding in bankruptcy by the Mortgagor or its affiliates.

          10. Full Force and Effect. All of the provisions, rights, powers and
              ---------------------
remedies contained in the Original Mortgage shall stand and remain unchanged and in full force and effect, except to the extent specifically amended hereby, and shall be applicable to all of the properties, rights and privileges subject to the lien of the Original Mortgage as amended hereby.

          11. References. No reference to this Amendment need be made in any
              ----------
instrument or document at any time referring to the "Mortgage", and any reference in any such instrument or document to the "Mortgage" shall be deemed to be a reference to the Original Mortgage as amended hereby and as further amended, modified, replaced or substituted from time to time.

          12. Time of the Essence. Time is of the essence with respect to the
              -------------------
performance of all of the obligations to be performed under the Original Mortgage as amended hereby.

          13. Successors and Assigns. The Original Mortgage as amended hereby
              ----------------------
binds the Mortgagor and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of the Post-Petition Agent and the Banks and their respective successors, assigns, heirs, administrators, executors, agents and representatives.

          14. Counterparts. This Amendment may be executed in any number of
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          15. Amendments. No provision of this Amendment or the Original
              ----------
Mortgage as amended hereby may be modified, amended or waived except by a writing executed by the party sought to be bound thereby. No consent or approval of the Post-Petition Agent or the Banks shall be given or deemed to have been given except to the extent expressly set out in a writing executed and delivered by the Post-Petition Agent to the Mortgagor.

          16. Amendment as Loan Document. This Amendment shall be considered a
              --------------------------
Loan Document and a Collateral Document and shall be construed in conjunction with the other Loan Documents and Collateral Documents.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first above written.


      [SEAL]                          APW NORTH AMERICA INC., a Delaware
                                       corporation, as Mortgagor

                                      By: /s/ Michael Gasick
                                         -------------------------------
                                        Its: Treasurer

      [SEAL]                          BANK OF AMERICA, N.A., a national banking
                                       association, as Post-Petition Agent

                                      By: /s/ M. Duncan McDuffie
                                         -------------------------------
                                        Its: Managing Director


This document was prepared by
and after recording should be
returned to:


Robert V. Fitzsimmons
Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603-3441

STATE OF WI                )
                           ) SS.
COUNTY OF WAUKESHA         )

     Before me, a notary public in and for the State of WI and resident of WAUKESHA County, in the state aforesaid, on this 16th day of May, 2002, before me appeared Michael Gasick to me personally known, who, being by me duly sworn, did say that he is the Treasurer of APW North America Inc., a Delaware corporation, and that said instrument was signed on behalf of said corporation, pursuant to due authority, properly exercised, and said Treasurer acknowledged said instrument to be the free act and deed of said Company.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

(Seal)                                         /s/ Anna M. Sanfilippo-Stankevich
                                               ---------------------------------
                                               Notary Public

My commission expires: 11/24/02
                      -----------

                                ACKNOWLEDGMENT

State of California          )
                             )  SS.
County of Los Angeles        )


     On May 16, 2002, before me, Marie I. Gayed, Notary Public, personally appeared Malcolm Duncan McDuffie, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.



WITNESS my hand and official seal.


                                                          Marie I. Gayed
                                                  ------------------------------
           Notary Seal                             Signature of Notary Public

                                                          924 West State Road 16
                                                                  Monon, Indiana

                                    EXHIBIT A

                                Legal Description
                                -----------------

         That certain real property located in the City of Monon, County of White, State of Indiana, having a street address of 924 West State Road 16 more particularly described as follows:

TRACT I
-------

That part of the West Half of the Northwest Quarter of Section 21, Township 28 North, Range 4 West in Monon Township, White County, Indiana, described by:

COMMENCING at the Northwest corner of the above said Section 21;

THENCE South 86 degrees 27 minutes East along the Section line 253.5 feet;

THENCE South 02 degrees 42 minutes West 331.2 feet to the Point of Beginning;

THENCE South 85 degrees 47 minutes East 341.85 feet;

THENCE South 02 degrees 30 minutes West 315.53 feet;

THENCE South 85 degrees 54 minutes East 438.48 feet;

THENCE South 05 degrees 13 minutes West 745.30 feet to the North right-of-way line of the L. and N. Railroad;

THENCE along said line North 62 degrees 09 minutes West 222.37 feet, South 67 degrees 48 minutes West 119.02 feet, North 63 degrees 36 minutes West 100.09 feet and North 61 degrees 08 minutes West 357.00 feet;

THENCE North 00 degrees 51 minutes East 838.26 feet to the Point of Beginning.

TRACT II
--------

That part of the Northwest Quarter of the Northwest Quarter of Section 21, Township 28 North, Range 4 West in Monon Township, White County, Indiana, described by:

COMMENCING at the Northwest corner of the above said Section 21;

THENCE South 86 degrees 27 minutes East 253.5 feet to the Point of the Beginning;

THENCE South 85 degrees 45 minutes East 340.7 feet;

THENCE South 02 degrees 30 minutes West 331.0 feet;

THENCE North 85 degrees 47 minutes West 341.85 feet;

THENCE North 02 degrees 42 minutes East 331.2 feet to the Point of Beginning.

This parcel of land also described as follows:

A parcel of land, beginning at a point Sixteen (16) Rods East of the Northwest corner of Section Twenty-one (21), Township Twenty-eight (28) North, Range Four
(4) West, White County, Indiana, on the section line between Section Sixteen
(16) and Twenty-one (21);

RUNNING THENCE East Twenty (20) Rods;

THENCE South Three Hundred Thirty (330) feet;

THENCE West Twenty (20) Rods;

THENCE North Three Hundred Thirty (330) feet to the place of BEGINNING; this tract being out of the Northwest Quarter of the Northwest Quarter of Section Twenty-one (21), Township Twenty-eight (28) North, Range Four (4) West, and in the above said County and State,

EXCEPT that part of the above described lands as has been sold to the county and state for right-of-way for a State Road.

Common Address:   924 West State Road 16
                  Monon, Indiana

Tax Key Number:   010 19600 00
                  010 19610 00

                                    EXHIBIT B

                     Identification of Mortgage Document(s)
                     --------------------------------------

Site Address:  924 West State Road 16
               Monon, Indiana

--------------------------------------------------------------------------------
                                 Date of                               Date of
Document                        Document  Recording Information       Recording
--------------------------------------------------------------------------------
Leasehold Mortgage, Security     8/8/01   Recorded in White            10/19/01
Agreement, Financing Statement            County Recorder's
and Assignment of Leases and              Office (Document
Rents.                                    #011005729).
--------------------------------------------------------------------------------